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                                                                   EXHIBIT 10.16


                       FIRST AMENDMENT TO LEASE AGREEMENT
        BETWEEN WILLIAMS PROPERTIES I, LLC & WILLIAMS PROPERTIES II, LLC,
               CALIFORNIA LIMITED LIABILITY COMPANIES ("LANDLORD")
            AND HNC SOFTWARE INC., A DELAWARE CORPORATION ("TENANT")
                               DATED JUNE 17, 1996
                            AMENDED OCTOBER 28, 1997


The undersigned parties do hereby amend that certain Lease Agreement between the undersigned and dated on or about June 17, 1996 regarding the lease of approximately 31,269 square fee located in that certain real property known by the street address of 6020 Cornerstone Court West, San Diego, California and generally described as the "Premises."

All of the terms and provisions of said Lease Agreement will remain in full force and effect, except as follows:

1.       PREMISES:

         Paragraph 1.1 of said Lease Agreement is amended to read "Approximately 31,699 rentable square feet, consisting of approximately 13,986 rentable square feet with a portion of the second floor and the entire third consisting of approximately 17,713 rentable square feet of the Building (which term is defined in Article 2 hereof) as depicted on Exhibit A attached hereto and incorporated herein."

2.       TENANT'S PRO RATA SHARE:

         Paragraph 1.6 of said Lease Agreement is amended to read "73.23% which percentage represents the proportion that the number of approximate rentable square feet of the Premises bears to the total number of rentable square feet of the Building (31,699 rentable square feet / 43,288 rentable square feet in the Building)."

3.       BASIC RENT:

         Paragraph 1 of the Addendum to said Lease Agreement is amended to read

         "Tenant's Basic rent per month shall be adjusted pursuant to Section
         4.2 of the Lease as follows:

         11/1/97 -- 10/31/98        $37,252.67 per month net of utilities
         11/1/98 -- 10/31/99        $38,742.78 per month net of utilities
         11/1/99 -- 10/31/00        $40,292.49 per month net of utilities
         11/1/00 -- 10/31/01        $41,904.19 per month net of utilities
         11/1/01 -- 10/31/02        $43,580.36 per month net of utilities
         11/1/02 -- 7/18/03         $45,323.57 per month net of utilities"


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LANDLORD:                                   TENANT:

WILLIAMS PROPERTIES I, LLC                  HNC SOFTWARE, INC.,
& WILLIAMS PROPERTIES II, LLC,              A DELAWARE CORPORATION
CALIFORNIA LIMITED LIABILITY COMPANIES


By:    /s/ Elizabaeth J. Clarquist          By:    /s/ Raymond V. Thomas
       ---------------------------------           -----------------------------
           Elizabeth J. Clarquist                      Raymond V. Thomas

Title: Vice President                       Title: Chief Financial Officer

Dated: 12/1/97                              Dated:   11/25/97
       ---------------------------------           -----------------------------


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